Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is entered into by and between Ipsidy Inc., a Delaware corporation (the “Company”), and the undersigned purchaser or purchasers (the “Purchaser”, and collectively with other purchasers similarly situated, the “Purchasers”) as of the latest date set forth on the signature page hereto.

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of shares (the “Shares”) of common stock, $0.0001 par value per share (“Common Stock”) and warrants in the form annexed hereto as Exhibit A, giving the right to purchase additional Common Stock (“Warrants”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) promulgated thereunder; and

WHEREAS, the Purchaser desires to purchase that number of Shares and Warrants set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Purchaser hereby agree as follows:

1. Purchase of Securities.  Subject to the terms and conditions of this Agreement, the undersigned Purchaser hereby subscribes for and agrees to purchase from the Company such number of Shares and Warrants (collectively “Securities”), and the Company agrees to sell to the Purchaser such number of Securities as is set forth on the signature page hereof, at a per Share price equal to $0.10 per Share in a total amount equal to the amount indicated by the undersigned Purchaser on the signature page hereto (the “Subscription Amount”).

2. Closing.

(a) On the date hereof, the Purchaser shall deliver or cause to be delivered to the Company a completed and duly executed signature page of this Agreement; and the completed Confidential Purchaser Questionnaire contained in Section 9 hereto.

(b) Immediately following acceptance by the Company of the Purchaser’s Agreement in accordance with subsection (c) below, the Purchaser shall be obligated to deliver funds for the Subscription Amount no later than two (2) business days thereafter. If the Subscription Amount is to be paid by check, the check must be mailed to the Company in time to be received by the relevant Closing Date described below. If the Subscription Amount is to be paid by wire transfer, it must be wired in accordance with the instructions set forth in Schedule 2(b).

(c) This Agreement sets forth various representations, warranties, covenants, and agreements of the Company and of the Purchaser, as the case may be, all of which shall be deemed made, and shall be effective without further action by the Company or the Purchaser, immediately upon the Company’s acceptance of the Purchaser’s subscription and shall thereupon be binding upon the Company and the Purchaser.  Acceptance shall be evidenced only by execution of this Agreement by the Company on its signature page attached hereto.  Upon the Company’s acceptance of the Purchaser’s subscription and receipt of the Subscription Amount, on the applicable Closing Date, the Company shall deliver to the Purchaser a duly executed copy of each of the Agreement.

(d) It is intended that the purchases and sales of the Securities shall be consummated on or before October 23, 2020 (the “Initial Closing Date”) and shall thereafter be additionally consummated in one or more additional purchases and sales (each such consummation, if any, a “Subsequent Closing” occurring on a “Subsequent Closing Date”), with all purchases and sales to be consummated on the earlier to occur of: (i) November 30, 2020 (the “Termination Date”) and (ii) the date determined by the Company to be the “Final Closing Date”, (each of the Initial Closing Date, any Subsequent Closing Date and the Final Closing Date being referred to as a “Closing Date”), provided that the Termination Date may be extended by one 30-day period in the sole discretion of the Company without notice to Purchasers. The Initial Closing Date shall occur upon notice given by the Company.

(e) The Company will direct the Company’s Transfer Agent, Computershare Inc. to issue to Purchaser the Shares to which Purchaser is entitled, promptly following the Closing Date. All Shares will be issued as fully paid and non-assessable upon issuance, in “Book Entry” form and no certificates will be issued. The Shares are “restricted securities” under applicable securities laws and pursuant to these laws, Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale.

(f) The Company will issue the Warrant, in the form annexed hereto as Exhibit A, giving the Purchaser the right to purchase the number of Shares to which the Purchaser is entitled, promptly following the Closing Date. The Warrant and the Shares issuable under the Warrant are “restricted securities” under applicable securities laws and pursuant to these laws, Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Purchaser acknowledges that the Company has no obligation to register or qualify the Warrant and the Shares issuable under the Warrant for resale.

3. Company Representations and Warranties. The Company hereby represents and warrants that, as of each of the date of this Agreement and the Closing Date applicable to the Purchaser:

(a) Organization, Good Standing and Qualification. The Company is a Delaware corporation. The Company and each of its Subsidiaries is duly organized, validly existing and in good standing. The Company has the necessary corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All references in this Section 3 to the Company shall include reference to the Subsidiaries, unless the context otherwise requires

(b) Capitalization; Voting Rights.

(i) The capitalization of the Company is set forth in Schedule 3(b) hereto. Other than as set forth in Schedule 3(b) and Shares of Common Stock and Warrants being sold pursuant to this Agreement and except as set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), copies of which may be accessed through the SEC at www.sec.gov (the “34 Act Filings”), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the issuance of Shares of Common Stock of the Company.

(ii) The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate of Incorporation, as amended (the "Charter"). When issued in compliance with the provisions of this Agreement and the Company's Charter, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances and the Warrants will be validly issued; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(c) Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Securities pursuant hereto has been taken or will be taken. The Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (ii) as limited by general principles that restrict the availability of equitable remedies.

(d) Liabilities. Except as set forth in the 34 Act Filings, the Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business which are not, either in any individual case or in the aggregate, material.

(e) Changes. Except as set forth in the 34 Act Filings and Schedule 3(e), since June 30, 2020, there has not been:

(i) Any material change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

(ii) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(iii) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(iv) Any waiver by the Company of a right deemed valuable by the Company or of a material debt owed to it;

(v) Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

(vi) Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

(f) Litigation. Except as set forth in the 34 Act Filings, there is no action, suit or proceeding pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby, or which is reasonably likely to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, nor is the Company aware that there is any basis for any of the foregoing. Except as set forth in the 34 Act Filings, there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

(g) No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company.

(h) Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws. The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by this Agreement and the Offering Materials, including filing a Form D with respect to the Securities, as required under Regulation D and applicable “blue sky” laws if such Securities are offered pursuant to Rule 506 of Regulation D and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers.

4. Purchaser Acknowledgements and Representations.  In connection with the purchase of the Securities, Purchaser represents and warrants as of the Closing Date applicable to the Purchaser and/or acknowledges, to the Company, the following:

(a) Acceptance.  The Company may accept or reject this Agreement and the number of Securities subscribed for hereunder, in whole or in part, in its sole and absolute discretion.  The Company has no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of the Securities would constitute a violation of federal, state or foreign securities laws.

(b) Irrevocability.  This Agreement is and shall be irrevocable, except that the Purchaser shall have no obligations hereunder to the extent that this Agreement is rejected by the Company.

(c) Binding.  This Agreement and the rights, powers and duties set forth herein shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(d) No Governmental Review.  No federal or state agency has made any finding or determination as to the fairness of the Offering for investment, or any recommendation or endorsement of the Securities. The Purchaser hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D promulgated under the Securities Act. The Purchaser understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

(e) Professional Advice; Investment Experience.  The Company has made available to the Purchaser, or to the Purchaser’s attorney, accountant or representative, all documents that the Purchaser has requested, and the Purchaser has requested all documents and other information that the Purchaser has deemed necessary to consider respecting an investment in the Company.  The Company has provided answers to all questions concerning the Offering and an investment in the Company.  The Purchaser has carefully considered and has, to the extent the Purchaser believes necessary, discussed with the Purchaser’s professional technical, legal, tax and financial advisers and his/her/its representative (if any) the suitability of an investment in the Company for the Purchaser’s particular tax and financial situation.  All information the Purchaser has provided to the Company concerning the Purchaser and the Purchaser’s financial position is, to Purchaser’s knowledge, correct and complete as of the date set forth below, and if there should be any material adverse change in such information prior to the acceptance of this Agreement by the Company, the Purchaser will immediately provide such information to the Company.  The Purchaser has such knowledge, skill, and experience in technical, business, financial, and investment matters so that he/she/it is capable of evaluating the merits and risks of an investment in the Securities.  To the extent necessary, the Purchaser has retained, at his/her/its own expense, and relied upon, appropriate professional advice regarding the technical, investment, tax, and legal merits and consequences of this Agreement and owning the Securities.  The Purchaser acknowledges and understands that the proceeds from the sale of the Securities will be used as described in Section 5.

(f) Brokers and Finders.  No broker-dealer has been engaged in connection with the sale of the Securities, except as disclosed.

(g) Investment Purpose.  Purchaser is purchasing the Securities for investment for his, her or its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act in violation of such act.  Purchaser further represents that he/she/it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  If the Purchaser is an entity, the Purchaser represents that it has not been formed for the specific purpose of acquiring the Securities.  Purchaser acknowledges that an investment in the Securities is a high-risk, speculative investment.

(h) Reliance on Exemptions.  Purchaser understands that the Securities have not been registered with the SEC and are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and the information provided in Section 10 in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(i) Professional Advice.  The Company has not received from its legal counsel, accountants or professional advisors any independent valuation of the Company or any of its equity securities, or any opinion as to the fairness of the terms of the Offering or the adequacy of disclosure of materials pertaining to the Company or the Offering.

(j) Risk of Loss.  The Purchaser has adequate net worth and means of providing for his/her/its current needs and personal contingencies to sustain a complete loss of the investment in the Securities at the time of investment, and the Purchaser has no need for liquidity in the investment in the Securities.  The Purchaser understands that an investment in the Securities is highly risky and that he/she/it could suffer a complete loss of his/her/its investment.

(k) Information.  The Purchaser has reviewed the 34 Act Filings including the Risk Factors contained therein and the risk factors which have been separately delivered to the Purchaser by the Company and are attached hereto as Exhibit B. The Purchaser understands that any plans, estimates and projections, provided by or on behalf of the Company, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such plans, projections or goals will be attained; and that any such plans, projections and estimates should not be relied upon as a promise of the future performance of the Company.  The Purchaser acknowledges that neither the Company nor anyone acting on the Company’s behalf makes any warranty, express or implied, as to the accuracy or correctness of any such plans, estimates and projections, and there are no assurances that such plans, estimates and projections will be achieved.  The Purchaser understands that the Company’s technology and products are new, and not all of the technology and/or products may be tested and commercialized, and that there is no guarantee that the technology and products will be commercially successful.  The Purchaser understands that all of the risks associated with the technology are not now known.  Before investing in the Offering, the Purchaser has been given the opportunity to ask questions of the Company about the technology and the Company’s business and the Purchaser has received answers to those questions.

(l) Authorization; Enforcement.  The Agreement (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreement of the Purchaser enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(m) Residency.  If the Purchaser is an individual, then Purchaser resides in the state or province identified in the address of such Purchaser set forth in the Purchaser Questionnaire; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth in the Purchaser Questionnaire.

(n) Communication of Offer. The Purchaser was contacted by the Company or by a financial advisor on its behalf (or on behalf of the Purchaser) with respect to a potential investment in the Securities.  The Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D of the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(o) No Conflicts.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser (if the Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser.

(p) Organization.  If the Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Agreement and otherwise to carry out its obligations hereunder and thereunder.  If the Purchaser is an entity, the execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if the Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Purchaser.

(q) No Other Representations.  Other than the representations and warranties contained in the Agreement, the Purchaser has not received and is not relying on any representation, warranties or assurances as to the Company, its business or its prospects from the Company or any other person or entity.

5. Use of Proceeds. The Company agrees to use the net proceeds from the Offering for working capital, operations and further development of its identity transaction platform and the Company shall not, directly or indirectly, use such proceeds for any distribution or dividend to any shareholder of the Company.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends.  The Shares shall bear a legend substantially to the following effect (as well as any legends required by applicable state corporate law or federal or state securities laws):

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (II) UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THESE SHARES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.”

(b) Stop-Transfer Notices.  The Purchaser agrees that, to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7. Conditions to Closing.

(a) Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell Securities to the Purchaser is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i) The Purchaser shall have complied with Sections 2(a) and (b);

(ii) The representations and warranties of the Purchaser shall be true and correct in all material respects; and

(iii) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(b) Conditions to Each Purchaser’s Obligation to Purchase.  The obligation of the Purchaser hereunder to purchase the Securities is subject to the satisfaction, at or before the applicable Closing Date of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in his/her/its sole discretion:

(i) The representations and warranties of the Company shall be true and correct as of the applicable Closing Date, and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date;

(ii) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement; and

(iii) No event shall have occurred which would reasonably be expected to have a material adverse effect on the assets, liabilities, financial condition, prospects or operations of the Company.

8. Miscellaneous.

(a) Governing Law & Jurisdiction.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. Each party hereby irrevocably consents to suit in and submits to the exclusive jurisdiction of the Courts, Federal and State, located in the State of New York for the adjudication of any dispute hereunder or in connection herewith.

(b) Entire Agreement; Enforcement of Rights.  This Agreement together with the exhibits and schedules attached hereto, set forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes any and all prior agreements or discussions between them, including any term sheet, letter of intent or other document executed by the parties prior to the date hereof relating to such subject matter.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices.   Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent by email or facsimile transmission, addressed as follows:

if to the Company, to it at:

Ipsidy Inc.
670 Long Beach Blvd.
Long Beach, NY 11561
Attention: General Counsel Email: legal@ipsidy.com
Facsimile: 516-274-0573

if to the Purchaser, to the Purchaser’s address indicated on the signature page of this Agreement.

All such notices delivered by hand or by courier shall be deemed served upon receipt or refusal of receipt by the addressee. All notices given electronically shall be deemed served upon the next business day after transmission, provided no error message was received.

(f) Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns.  The covenants and obligations of the Company hereunder shall inure to the benefit of, and be enforceable by the Purchaser against the Company, its successors and assigns, including any entity into which the Company is merged.  The rights and obligations of Purchasers under this Agreement may only be assigned with the prior written consent of the Company.

(h) Third Party Beneficiary.  This Agreement is intended for the benefit of the undersigned parties and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) Survival.  The representations, warranties, covenants and agreements made herein shall survive the closing of the transaction contemplated hereby.  All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.  The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by the Purchaser, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Purchasers or any of their representatives.

(k) Attorneys’ Fees.  Each party shall bear their own fees and expenses incurred in the preparation, negotiation and execution of this Agreement. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(l) Remedies.  All remedies afforded to any party by law or contract, shall be cumulative and not alternative and are in addition to all other rights and remedies a party may have, including any right to equitable relief and any right to sue for damages as a result of a breach of this Agreement.  Without limiting the foregoing, no exercise of a remedy shall be deemed an election excluding any other remedy.

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9. Confidential Purchaser Questionnaire.

The purpose of the following information is to assure the Company may rely on the exemptions from the registration requirements of the Securities Act, afforded by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, and of any applicable state statutes or regulations.

Please answer every question. Your answers will at all times be kept strictly confidential. However, by signing a Purchaser Questionnaire, you agree that the Company may present such Purchaser Questionnaire to such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(a)(2) of the Securities Act, Regulation D or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit or proceeding to which the Company or any agent of the Company involved in offering the debentures and warrants is a party or by which it is or may be bound. Your investment will not be accepted until the Company determines that you satisfy all of the suitability standards.

(a) The Purchaser represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property, real estate, cash, short-term investments, stock and securities but excluding your principal residence. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the securities.

Category D ___	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

(b) SUITABILITY (please answer each question)

(i) For an individual Purchaser, please describe your current employment, including the company by which you are employed and its principal business:

(ii) For an individual Purchaser, please describe any college or graduate degrees held by you:

(iii) For all Purchasers, please list types of prior investments:

Bank loans, corporate debt, corporate equity, options, warrants, convertibles.

(iv) For all Purchasers, please state whether you have participated in other private placements before:

YES_______ NO_______

(v) If your answer to question (iv) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations

Frequently
Occasionally
Never

(vi) For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______ NO_______

(vii) For trust, corporate, partnership and other institutional Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______ NO_______

(viii) For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______ NO_______

(ix) For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______ NO_______

(x) For all Purchasers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______ NO_______

(c)	MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

Individual Ownership

Community Property

Joint Tenant with Right of Survivorship (both parties must sign)

Partnership

Tenants in Common

Company
Trust
Other

(d)	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________ No __________

If Yes, please describe:

*If Purchaser is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

(e) The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The Purchaser, by his or her signature below, or by that of its authorized representative, confirms that the Purchaser has carefully reviewed and understands, and voluntarily enters into, this Agreement.

IN WITNESS WHEREOF, the Purchaser has executed this Agreement as of __________ __, 2020.

No. of Shares _______________ X $0.10 per Share = $__________________ (the “Subscription Amount”)

No. of Warrant Shares _______________ (50% of the No. of Shares)

Signature	Signature (if purchasing jointly)

Name	Name

Title (if Purchaser is an Entity)	Title (if Purchaser is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

E-mail address	E-mail address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

AGREED AND ACCEPTED as of ______________________, 2020.

IPSIDY INC.

By:
Name:
Title:

EXHIBIT A

WARRANT

EXHIBIT B

RISK FACTORS

[see attached]

SCHEDULES TO SECURITIES PURCHASE AGREEMENT

Schedule 2(b)

Account Name:	Ipsidy Inc.

Account #:	4830 4364 4231

ABA #:	026009593 (wire)

Bank:	Bank of America

Address:	52 East Park Avenue, Long Beach, NY 11561

Schedule 3(b) Capitalization

Capitalization Table – October 15, 2020

Shares of Common Stock Outstanding	551,486,424
Stock Options	169,874,061
Warrants	26,751,757
Convertible Debt*	34,985,000
783,097,242

*Does not include Shares which may arise on conversion of interest payable under the various series of Convertible Notes and the Stern Note, which at the option of the holders may be converted to Shares of common stock at the applicable conversion prices under the Convertible Notes or the Stern Note (which range from $0.08 to $0.20), in respect of all interest accrued through the date of repayment.

Schedule 3(e) Changes

Since June 30, 2020, Company has continued to incur losses and suffered negative cash flow, such that at the date hereof the Company has little cash available. As a result the Company has and taken a number of steps to reduce its cash expenses including deferring the salaries of senior executives, it has terminated, furloughed, or reduced the working hours of a number of employees, terminated or reduced the services of third-party engineers and reduced other non-essential expenses and services. The Company will need to raise additional funding in order to continue operations through 2020 and 2021.

Covid-19

A novel strain of coronavirus (“Covid-19”) emerged globally in December 2019 and has been declared a pandemic. The extent to which Covid-19 will impact our customers, business, results and financial condition will depend on current and future developments, which are highly uncertain and cannot be predicted at this time. The Company’s day-to-day operations beginning March 2020 have been impacted differently depending on geographic location and services that are being performed. The Cards Plus business located in South Africa has did not have any operations in April and part of May 2020 as the Company followed the guidance and requirements of the South African government. Our operations in the United States and Colombia have suffered less immediate impact as most staff can work remotely and can continue to develop our product offerings. That said we have seen our business opportunities develop more slowly as business partners and potential customers are dealing with Covid-19 issues, working remotely and these issues are causing delays in decision making and finalization of negotiations and agreements.